Remmington Enterprises, Inc.

(A development stage Company)

Condensed Balance Sheets Unaudited

	April 24,	July 31,
	2014	2013
ASSETS
Current assets
Cash	$29,641	$811
Total current assets	29,641	811
Other assets
Capitalized mining claims	—	20,600
Total assets	$29,641	$21,411
LIABILITIES AND STOCKHOLDERS’ (DEFICIT)
Current liabilities
Accounts payable and accrued expenses	$17,778	$127,621
Accounts payable – related party	833	—
Short-term loan payable	50,000	—
Total current liabilities	68,611	127,621
Stockholders’ (deficit)
Preferred stock, $0.001 par value; 10,000,000 shares authorized, None issued and outstanding at April 24, 2014 and July 31, 2013, respectively	—	—
Common stock, $0.001 par value; 90,000,000 shares authorized, 14,950,000 and 12,900,000 issued and outstanding at April 24, 2014 and July 31, 2013, respectively	14,950	12,900
Additional paid-in capital	40,300	40,300
Stock subscriptions receivable	(2,050)	—
Deficit accumulated during the development stage	(86,004)	(153,244)
Accumulated losses from discontinued operations	(6,166)	(6,166)
Total stockholders’ (deficit)	(38,970)	(106,210)
Total liabilities and stockholders’ (deficit)	$29,641	$21,411

The accompanying notes are an integral part of theses financial statements

Remmington Enterprises, Inc.

(An exploration stage Company)

Condensed Statements of Operations

	For the Seventy-	For the Two-Hundred-	July 15, 2011
	Eight Days Ended	Sixty-Seven Days Ended	(Inception) to
	April 24, 2014	April 24, 2014	April 24, 2014
Revenue	$—	$—	$—
Operating expenses:
Professional fees	17,645	49,850	200,160
General and administrative	13,930	21,182	24,115
Total operating expenses	31,575	71,032	224,275
Loss from continuing operations	(31,575)	(71,032)	(224,275)
Other income:
Gain on sale of asset	—	138,271	138,271
Net income (loss) before discontinued operations	(31,575)	67,239	(86,004)
Provision for income taxes	—	—	—
	(31,575)	67,239	(86,004)
Discontinued operations	—	—	(6,166)
Net income (loss)	$(31,575)	$67,239	$(92,170)
Net income (loss) per share – basic and fully diluted	$(0.00)	$0.00
Weighted average number shares - outstanding from continued operations	13,278,804	13,089,402
Weighted average number shares - outstanding from discontinued operations	13,278,804	13,089,402

The accompanying notes are an integral part of theses financial statements

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Remmington Enterprises, Inc.

(A development stage Company)

Condensed Statements of cash flows Unaudited

	For the Two-Hunderd-Sixty-Seven Days Ended April 24, 2014	For the Period from July 15, 2011 (Inception) to April 24, 2014
Cash flows from operating activities of continuing operations:
Net income (loss)	$67,239	$(86,004)
Net (loss) from discontinued operations	—	(6,166)
Gain on the sale of mining assets	(138,271)	(138,271)
Adjustments to reconcile not loss to net cash used in
operating activities
Changes in operating assets and liabilities:
Accounts payable and accrued expenses	49,840	176,649
Accrued expenses – related party	833	833
Net cash (used) by operating activities of continuing operations	(20,359)	(52,959)
Cash flows from investing activities of continuing operations:
Purchase of mining claims	—	(20,600)
Net cash (used) in investing activities of continuing operations	—	(20,600)
Cash flows from financing activities of continuing operations:
Proceeds from loans	50,000	50,000
Proceeds from the sales of common stock – related party	—	30,000
Proceeds from the sales of common stock	—	23,200
Net cash provided by financing activities of continuing operations	50,000	103,200
Net increase (decrease) in cash	29,641	29,641
Cash – beginning of period	—	—
Cash – end of period	$29,641	$29,641
Supplemental disclosures of cash flow information:
Cash paid for interest	$—	$—
Cash paid for taxes	$—	$—
Supplemental non-cash information:
Mining assets sold for assumption of liabilities	$20,600	$20,600
Liabilities assumed in connection with sale of mining assets	$(158,871)	$(158,871)

The accompanying notes are an integral part of theses financial statements

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Remmington Enterprises, Inc.

(A development stage Company)

Notes to Condensed Financial Statements

Note 1           NATURE OF BUSINESS and Summary of Significant Accounting Policies

(A)Nature of Operations

Remmington Enterprises, Inc. (a development stage company) (the "Company") was incorporated under the laws of the State of Nevada on July 15, 2011.  As of January 15, 2014, Remmington Enterprises, Inc. is no longer in the business of precious metal mineral acquisition, exploration and development.

During January 2014, the Company underwent a significant change in direction. On January 16, 2014 the former CEO and sole director of the Company, Gary Scroggins resigned and immediately was replaced by Hans Morgan Van Niekerk. Simultaneously, the Company assigned all of the assets as well as relinquished assumption of all the obligations as of that date to Mr. Scroggins. Under the new direction of Mr. Van Niekerk, Remmington Enterprises, Inc. is currently evaluating alternative business opportunities.

(B) Basis of Presentation

The accompanying financial statements have been prepared by the Company in accordance with generally accepted accounting principles related to development-stage companies. A development-stage company is one in which planned principal operations have not commenced or if its operations have commenced, there has been no significant revenues there from.

The accompanying unaudited condensed financial statements contain all adjustments (consisting only of normal recurring adjustments) which, in the opinion of management, are necessary to present fairly the financial position of the Company as of April 24, 2014, and the results of its operations and cash flows for the period ended April 24, 2014 and the period from July 15, 2011 (inception) to April 24, 2014. Certain information and footnote disclosures normally included in financial statements have been condensed or omitted pursuant to rules and regulations of the U.S. Securities and Exchange Commission (the “Commission”). The Company believes that the disclosures in the unaudited condensed financial statements are adequate to make the information presented not misleading. However, the unaudited condensed financial statements included herein should be read in conjunction with the financial statements and notes thereto included in the Company’s Form S-1/A for the year ended July 31, 2013 filed with the Commission on October 29, 2013.

The Company has adopted a July 31 year end.

(C) Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and expenses during the reported period.  Actual results could differ from those estimates.

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Remmington Enterprises, Inc.

(A development stage Company)

Notes to Condensed Financial Statements

(D) Cash and Cash Equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents.  At April 24, 2014 and July 31, 2013, the Company had $29,641 and $811 in cash equivalents, respectively.

(E) Impairment of Long-Lived Assets

The Company accounts for its long-lived assets in accordance with ASC Topic 360-10. ASC Topic 360-10 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the historical cost carrying value of an asset may no longer be appropriate.

The Company assesses recoverability of the carrying value of an asset by estimating the future net cash flows expected to result from the asset, including eventual disposition. If the future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset's carrying value and fair value or disposable value. During the period ended April 24, 2014, no impairment was recognized.

(F) Fair Value of Financial Instruments

Financial instruments consist of cash, accounts receivable, accounts payable, notes payable and advances payable. Recorded values of cash, receivables, accounts payable and accrued liabilities approximate fair values due to the short maturities of such instruments. Recorded values for notes payable and related liabilities approximate fair values, since their stated or imputed interest rates are commensurate with prevailing market rates for similar obligations.

(G) Earnings (Loss) Per Share

The Company reports earnings (loss) per share in accordance with ASC Topic 260-10. Basic earnings (loss) per share is computed by dividing income (loss) available to common shareholders by the weighted average number of common shares available. Diluted earnings (loss) per share is computed similar to basic earnings (loss) per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. As of April 24, 2014, there were no potential common shares underlying warrants or options.

(H) Revenue Recognition

The Company currently has not generated revenues. Any future revenues earned, primarily through the sale of extracted minerals, will be recognized utilizing the following general revenue recognition criteria: 1) pervasive evidence of an arrangement exists; 2) delivery has occurred; 3) the price to the buyer is fixed or determinable; and 4) collectability is reasonably assured.

Delivery on mineral sales is determined to be complete for revenue recognition purposes when title and risk of loss has passed to the customer in accordance with stated contractual terms and there is no future obligations related to the shipment. Title generally passes as the minerals are loaded into transport carriers for delivery to the customer.

(I) Income Taxes

Income taxes are accounted for under the asset and liability method in accordance with ASC Topic 740-10. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their

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Remmington Enterprises, Inc.

(A development stage Company)

Notes to Condensed Financial Statements

(I) Income Taxes, continued

respective tax bases and operating loss carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. When it is considered to be more likely than not that a deferred tax asset will not be realized, a valuation allowance is provided for the excess.

(J) New Accounting Standards

We do not believe there are any recently issued accounting standards that have not yet been adopted that will have a material impact on the Company’s financial statements.

Note 2    Going Concern

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has incurred a net loss from continued operations of $86,004 and a net loss from discontinued operations of $6,166 for the period of July 15, 2011 (Inception) to April 24, 2014.

These conditions give rise to doubt about the Company’s ability to continue as a going concern. These financial statements do not include adjustments relating to the recoverability and classification of reported asset amounts or the amount and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company’s continuation as a going concern is dependent upon its ability to obtain additional financing or sale of its common stock as may be required and ultimately to attain profitability.

Note 3     Mining Properties

On July 26, 2011, the Company acquired four lode mining claims for cash totaling $20,600. As of January 15, 2014 the Company sold these mining claims as part of the discontinuance of this line of business.

Note 4   Related Party Transactions

On July 19, 2011, the Company issued 10,000,000 shares of its restricted common stock to its then sole officer and director at a rate of $0.003 per share. (See NOTE 6)

Note 5     Stockholders’ (Deficit)

The Company received an undocumented loan of $50,000 with no stated interest and payable upon demand.

Note 6     Stockholders’ (Deficit)

We are authorized to issue up to 90,000,000 shares of $0.001 par value common stock and 10,000,000 shares of $0.001 par value preferred stock. The Preferred Stock may be issued in one or more series, with all rights and preferences being determined by the board of directors.

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Remmington Enterprises, Inc.

(A development stage Company)

Notes to Condensed Financial Statements

Note 6     Stockholders’ (Deficit) (Continued)

Preferred Stock

The voting rights, rate of dividends preference in relation to other classes or series, and rights in the event of liquidation related to shares of Preferred Stock of any series are determined by the board of directors and may vary from time to time.

Common Stock

Holders of common stock have voting rights equal to one vote for each share of Common Stock held and are entitled to receive dividends when, and if declared by the board of directors subject to the rights of any Preferred Stock having preference as to dividends. In the event of liquidation or dissolution, subject to the rights of Preferred Stock holders are entitled to share ratably in the Corporations assets. Holders of Common Stock do not have conversion, redemption or preemptive rights.

On July 19, 2011, the Company issued 10,000,000 shares of its common stock to its sole officer and director for cash totaling $30,000.

During the year ended July 31, 2012, the Company issued a total of 3,000,000 shares of its common stock at a price of $0.008 per share for a total of $23,200 cash and $800 in stock subscriptions receivable. In August 2012 the stock subscription receivable of $800 was considered uncollectible and thus has been written off the books utilizing that effective date.

During the period ended January 31, 2014 the Company entered into a stock subscription agreement whereby 2,050,000 common shares were subscribed for at their par value of $2,050.

Note 6 Subsequent Events

On May 1, 2014, the Company entered into a note payable with a foreign company. This arrangement gives the Company access to $419,000 at 6% annual interest, due on the earlier of (1) May 1, 2018, or (2) the Company obtaining funding of atleast $8,400,000.

On May 2, 2014, the Company entered into a stock subscription agreement with the same entity that is the holder of the above note payable. This stock subscription is for 69,833 common shares at a price of $6 per share, for a total transaction value of $418,998.

On May 2, 2014, the Company received back into treasury and subsequently cancelled 12,050,000 shares of common stock. This encompasses the outstanding stock subscription receivable representing $2,050 which is no longer collectible.

On May 2, 2014, the Company entered into a Share Exchange Agreement with a privately held company and its shareholders. As a result the Company obtained a wholly-owned subsidiary. At the closing of this arrangement, an aggregate of 12,280,000 shares of the Company’s common stock were issued to the subsidiary in exchange for 100% of the subsidiary’s outstanding common stock.

On May 2, 2014, the Company accepted the resignation of its CEO, Hans Morgan Van Niekerk, and appointed a new CEO, Michael Richard Hawthorne, as well as several new board members.

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Remmington Enterprises, Inc.

(A development stage Company)

Notes to Condensed Financial Statements

Note 6 Subsequent Events (continued)

In accordance with ASC 855, management evaluated all activity of the Company through the issue date of the financial statements and concluded that no other subsequent events have occurred that would require recognition or disclosure in the financial statements.

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